UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022 (July 26, 2022)

FRANKLIN BSP LENDING CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00821	27-2614444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4920 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-6770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 3.02.	Unregistered Sales of Equity Securities.

On July 26, 2022, pursuant to a drawdown notice previously delivered to investors, Franklin BSP Lending Corporation (the “Company”) issued and sold approximately 8.0 million shares of the Company’s common stock, par value $7.47 per share (the “Common Stock”) for an aggregate offering price of approximately $60.0 million. The Company will use the $60.0 million of proceeds to pay down its outstanding borrowings, the terms of which are described in Note 5 to the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022.

The sale of Common Stock was made pursuant to the subscription agreements (collectively, the “Subscription Agreements”) entered into with certain investors. Pursuant to their respective Subscription Agreements, each Investor is required to fund drawdowns to purchase shares of Common Stock up to the amount of their respective capital commitments on an as-needed basis at a per share price that is not less than the net asset value per share of Common Stock to be acquired.

The issuance of the Common Stock is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D thereunder. The Company relied, in part, upon representations from investors in the relevant Subscription Agreements that each Investor is an “accredited investor,” as defined in Regulation D under the Securities Act.

The description above is only a summary of the material provisions of the Subscription Agreements and is qualified in its entirety by reference to a copy of the form of Subscription Agreement, which is filed as Exhibit 1.2 to the Company’s Current Report on Form 8-K filed on April 7, 2022 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Form of Subscription Agreement.(incorporated by reference to Exhibit 1.2 of the Company’s Current Report on Form 8-K, filed on April 7, 2022).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP LENDING CORPORATION

Date: July 27, 2022	By:	/s/ Nina K. Baryski
	Name:	Nina K. Baryski
	Title:	Chief Financial Officer and Treasurer